                                                                 EXHIBIT 99(b)


                          BTG, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



                            BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Research Planning, Inc. ("RPI") as described in Note 2. RPI's fiscal year ends with the four-week period closest to December 31, while the fiscal year end of BTG, Inc. and Subsidiaries ("BTG") is March 31. The accompanying condensed consolidated balance sheet as of December 31, 2000, has been prepared by combining the consolidated balance sheet of BTG as of December 31, 2000, with the balance sheet of RPI as of December 22, 2000. The accompanying condensed consolidated statement of operations for the nine months ended December 31, 2000, has been prepared by combining BTG's consolidated statement of operations for the nine months ended December 31, 2000, with RPI's consolidated statement of income for the period from March 18, 2000 to December 22, 2000. The accompanying condensed consolidated statement of operations for the fiscal year ended March 31, 2000, has been prepared by combining BTG's consolidated statement of operations for the fiscal year ended March 31, 2000, with RPI's consolidated statement of income for the period from March 20, 1999 to March 17, 2000. BTG and RPI, on a combined basis, are referred to herein as the "Company".

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by the Company's management and should be read in conjunction with the historical financial statements of BTG and RPI and the related notes thereto. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition taken place on April 1, 1999, or of the future results of the Company.

                          BTG, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 2000
                                (IN THOUSANDS)

                                          BTG           RPI       PRO FORMA
                                        HISTORICAL  HISTORICAL   ADJUSTMENTS   PRO FORMA
                                        ----------  ----------   -----------   ---------
                ASSETS
Current assets:
   Cash ...............................  $   -       $    188        -          $    188
   Receivables, net....................   61,882        7,652        -            69,534
   Prepaid expenses and other..........    4,496          211        -             4,707
                                         -------     --------     --------      --------
     Total current assets..............  $66,378     $  8,051        -          $ 74,429

Property and equipment, net............    8,864          845        -             9,709
Goodwill and other intangible
   assets, net.........................   23,068          -          5,000(A)     28,068
Other..................................    1,632           41        -             1,673
                                         -------     --------     --------      --------
                                         $99,942     $  8,937     $  5,000      $113,879
                                         =======     ========     ========      ========




LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current maturities of long-term debt  $   -       $    400      $  (400) (B) $  2,750
                                                                     2,750  (C)
   Accounts payable....................   16,613        1,561           -         18,174
   Accrued expenses....................   11,107        2,834           -         13,941
   Other...............................    1,218           53           -          1,271
                                         -------     --------      --------     --------
     Total current liabilities.........  $28,938     $  4,848      $  2,350     $ 36,136

Line of credit.........................   29,344          -           4,000 (D)   33,744
                                                                        400 (B)
Long-term debt, excluding current
     maturities........................      -            -           2,250 (C)    2,250
Other liabilities......................      734           89           -            823
Shareholders' equity...................   40,926        4,000        (4,000)(E)   40,926
                                         -------     --------      --------     --------
                                         $99,942     $  8,937      $  5,000     $113,879
                                         =======     ========      ========     ========



     See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          BTG, INC. AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     NINE MONTHS ENDED DECEMBER 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                          BTG             RPI       PRO FORMA
                                                       HISTORICAL     HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                       ----------     ----------   -----------     ---------
Revenues:
  Contract revenue...................................    $160,221      $37,111      $    --        $197,332
  Product sales......................................       5,835           --           --           5,835
                                                         --------      -------      -------        --------
                                                          166,056       37,111           --         203,167

Direct costs:
  Contract costs.....................................     105,003       24,465           --         129,468
  Cost of product sales..............................       5,447           --           --           5,447
                                                         --------      -------      -------        --------
                                                          110,450       24,465           --         134,915
Indirect, general and administrative
  expenses...........................................      48,504        9,649           --          58,153
Depreciation and amortization........................         848          366          188 (F)       1,402
                                                         --------      -------      -------        --------
                                                          159,802       34,480          188         194,470
                                                         --------      -------      -------        --------

Operating income.....................................       6,254        2,631         (188)          8,697

Interest expense.....................................      (2,530)         (50)        (570)(G)     (3,150)
Loss on sales of investments.........................        (955)          --           --           (955)
                                                         --------      -------      -------        --------

Income before income taxes...........................       2,769        2,581         (758)          4,592
Income tax expense...................................       1,177           --          729 (H)       1,906
                                                         --------      -------      -------        --------

Net income...........................................    $  1,592      $ 2,581      $ (1,487)      $  2,686
                                                         ========      =======      ========       ========


Diluted earnings per share...........................    $   0.18                                  $   0.30
                                                         ========                                  ========

Weighted average shares outstanding.                        9,078                                     9,078
                                                         ========                                  ========






     See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          BTG, INC. AND SUBSIDIARIES
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FISCAL YEAR ENDED MARCH 31, 2000
                    (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                        BTG          RPI       PRO FORMA
                                                     HISTORICAL  HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                     ----------  ----------   -----------     ---------
Revenues:
   Contract revenue.........................         $ 204,229   $ 42,974     $     -         $ 247,203
   Product sales............................            44,766       -              -            44,766
                                                     ----------  ----------   -----------     ---------
                                                       248,995     42,974           -           291,969

Direct costs:
   Contract costs...........................           134,033     28,995           -           163,028
   Cost of product sales....................            42,823       -              -            42,823
                                                     ----------  ----------   -----------     ---------
                                                       176,856     28,995           -           205,851

Indirect, general and administrative
   expenses.................................            61,425     11,217           -            72,642
Depreciation and amortization...............               694        488          250 (F)        1,432
                                                     ----------  ----------   -----------     ---------
                                                       238,975     40,700          250          279,925
                                                     ----------  ----------   -----------     ---------

Operating income............................            10,020      2,274         (250)          12,044

Interest expense............................            (1,917)        (5)        (758)(G)       (2,680)
                                                     ----------  ----------   -----------     ---------

Income (loss)  from continuing
   operations before income taxes...........             8,103      2,269       (1,008)           9,364

Income tax expense..........................             3,548       -             504 (H)        4,052
                                                     ----------  ----------   -----------     ---------

Income (loss) from continuing operations                 4,555      2,269       (1,512)           5,312

Loss from discontinued operations...........              (116)      -             -               (116)
                                                     ----------  ----------   -----------     ---------

Net income..................................         $   4,439   $  2,269     $ (1,$12)           5,196
                                                     ==========  ==========   ===========     =========


Net income per share........................         $    0.49                                $    0.58
                                                     ==========                               =========


Weighted average shares outstanding.........             9,035                                    9,035
                                                     ==========                               =========




     See accompanying notes to unaudited pro forma condensed consolidated financial statements.

             NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS




1. BTG HISTORICAL BALANCES

     The BTG historical balances represent the financial position and results of operations as of December 31, 2000 and for the nine months ended December 31, 2000 and the fiscal year ended March 31, 2000, as reported in the historical consolidated financial statements of BTG.


2. RPI ACQUISITION AND HISTORICAL BALANCES

     On April 2, 2001, BTG acquired all of the outstanding stock of RPI for $9.0 million in cash and notes payable issued to RPI's shareholders. The purchase price was allocated to net tangible and identifiable intangible assets and liabilities based on preliminary estimates of fair value as of the date of acquisition. The excess of purchase price over the estimated fair value of net tangible and identifiable intangible assets and liabilities was allocated to goodwill. The final allocation of the purchase price will be determined during the remainder of fiscal year 2002 when appraisals or other studies are completed.

     The historical balances of RPI as of December 22, 2000, were derived from RPI's audited financial statements, included elsewhere in this filing. The historical balances of RPI for the nine months ended December 22, 2000, were derived by deducting the three-month interim results for the period ended March 17, 2000 from the 12-month results for the period ended December 22, 2000, which are included elsewhere in this filing. The historical balances of RPI for the 12-month period ended March 17, 2000, were derived by adding the three-month interim results for the period ended March 17, 2000 and deducting the three-month interim results for the period ended March 19, 1999 from the audited 12-month results for the period ended December 24, 1999. RPI's historical audited financial statements for its fiscal year ended December 22, 2000, are included elsewhere in this filing. Certain amounts in RPI's historical audited financial statements have been reclassified to conform to the presentation used in the accompanying unaudited pro forma condensed consolidated financial statements.

     The following pro forma adjustments for the acquisition of RPI are reflected as of December 31, 2000, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of April 1, 1999, in the case of the unaudited pro forma condensed consolidated statements of operations for the nine months ended December 31, 2000 and the fiscal year ended March 31, 2000.

   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     (A) Goodwill and other intangible assets resulting from the allocation of the purchase price.

     (B) Repayment of RPI's outstanding notes payable.

     (C) Notes payable issued to fund a portion of the purchase price. Notes totaling $3.0 million were issued to the three former shareholders of RPI. Principal and interest, at 8.50% per annum, is payable quarterly over a term of four years. Notes totaling $2.0 million were issued to the financial institutions that lend to BTG under its line of credit facility and bear interest at the lender's floating prime rate. Principal and interest under these notes is payable quarterly over a term of two years.

             NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                       FINANCIAL STATEMENTS - CONTINUED



   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET - CONTINUED

     (D) Borrowings under BTG's line of credit facility to fund a portion of the purchase price.

     (E) Elimination of RPI's shareholders' equity upon consolidation with BTG.


   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

     (F) Amortization of estimated goodwill and other intangible assets on a straight line basis over twenty years.

     (G) Interest expense on borrowings made to fund the purchase price using an effective annual interest rate of 8.43% for $6.0 million of borrowings and 8.50% for $3.0 million of borrowings for the nine months ended December 31, 2000, and an effective interest rate of 8.38% for $6.0 million of borrowings and 8.50% for $3.0 million of the borrowings for the fiscal year ended March 31, 2000.

     (H) Increase in federal and state income taxes resulting from the net income of RPI, offset by the reduction of federal and state income tax expense resulting from the additional interest and amortization expense.

     As a stand-alone entity, RPI elected to be taxed under the provisions of Subchapter S of the U.S. Internal Revenue Code. Under those provisions, RPI's taxable income flows to its shareholders, who become liable for the payment of the associated income taxes. The Subchapter S election is not available for the Company.


3. PRO FORMA NET INCOME PER SHARE

     Pro forma net income per share is computed by dividing pro forma net income by BTG's historical weighted average number of shares outstanding.